Welcome.® 2023 Morgan Stanley US Financials, Payments & CRE Conference June 12, 2023 The Huntington National Bank is Member FDIC. ®, Huntington® and Huntington. Welcome.® are federally registered service marks of Huntington Bancshares Incorporated. ©2023 Huntington Bancshares Incorporated.

2023 Morgan Stanley US Financials, Payments & CRE Conference Disclaimer 2 CAUTION REGARDING FORWARD-LOOKING STATEMENTS The information contained or incorporated by reference in this presentation contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages; instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; the impact of pandemics, including the COVID-19 pandemic and related variants and mutations, and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from recent bank failures and other volatility, including potential increased regulatory requirements and costs and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; rising interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital and credit markets; movements in interest rates; transition away from LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect the future results of Huntington. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, which are on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website http://www.huntington.com, under the heading “Publications and Filings,” and in other documents Huntington files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

2023 Morgan Stanley US Financials, Payments & CRE Conference Huntington: A Purpose-Driven Company 3 OUR PURPOSE We make people’s lives better, help businesses thrive, and strengthen the communities we serve OUR VISION To be the leading People-First, Digitally Powered Bank Purpose and Vision Linked to Business Strategies Guided by Through-the-Cycle Aggregate Moderate-to-Low Risk Appetite

2023 Morgan Stanley US Financials, Payments & CRE Conference Key Messages Dynamically managing through the current environment Rigorous through the cycle risk management approach Operating from a position of strength: robust liquidity, growing capital, and strong deposit franchise 3 2 1 4 Disciplined execution of strategy to drive top quartile performance4

Huntington – Operating from a Position of Strength

High Quality Deposit Base

- Core strategy acquiring and deepening **primary bank relationships**
- #1 JD Power Customer Satisfaction and Mobile App (5 years in a row)[1]
- Diversified across industries and geographies with **56% consumer**
- Disciplined deposit pricing and beta
- Peer leading deposit growth since 4Q21[2]

HBAN +2.7%

Peers (4.6%)

Robust Liquidity

- Proactive approach to liquidity risk management
- Peer leading available liquidity as a percent of uninsured deposits **136% at 3/31/23; 191% at 5/31/23**[3]
- **$86 billion** contingent & available liquidity **at 5/31/2023**

Strong Capital

- 9.6% CET1 reflecting continued capital generation
- Driving capital to high end of 9 to 10% target operating range
- Top quartile loss absorbing capacity **CET1 + ACL at 11.2%**

Disciplined Credit

- Rigorous client selection and underwriting drive outperformance
- Top-tier CCAR results from modeled losses versus peers
- **1.90% ACL** above peer median of 1.45%
- **NCO LTM of 13 basis points** vs peer median of 22 basis points

(1) For J.D Power 2023 award information, visit jdpower.com/awards
(2) ADB basis. Excludes peers (CFG, USB and MTB) impacted by mergers
(3) Calculated using 3/31/23 uninsured deposits

2023 Morgan Stanley US Financials, Payments & CRE Conference | 5 | Huntington

2023 Morgan Stanley US Financials, Payments & CRE Conference $145.3 $146.6 $148.1 $79.3 $79.5 $80.5 $61.1 $62.4 $62.5 3/31 4/14 5/31 Cumulative Deposit Growth Above Peers 6 $142.9 $145.0 $146.0 $145.7 $146.1 $77.3 $77.9 $76.4 $75.6 $77.7 $61.8 $63.9 $65.3 $65.1 $63.4 1Q22 2Q22 3Q22 4Q22 1Q23 $ in billions Deposit Balance Trend  Stable, granular deposit base  Consumer growth consistently driven by acquiring and deepening primary bank relationships  Commercial balances higher as of the end of May since March month-end 0.4% 1.9% 2.6% 2.4% 2.7% 0.3% -1.0% -3.7% -3.7% -4.6% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 HBAN Peer Median Cumulative Growth Rate of Average Deposits since 4Q21 Top / Bottom Quartile  HBAN has consistently grown deposits over the course of last year, despite a more challenging industry deposit environment  HBAN deposit growth outperformed peer median by +730 basis points Total Core Consumer Total Core Commercial Total (1) (1) Excludes peers (CFG, USB and MTB) impacted by mergers Ending Balances Quarterly Averages

2023 Morgan Stanley US Financials, Payments & CRE Conference 9.9% 8.5% 7.9% 7.7% 7.7% 6.9% 6.9% 6.4% 6.3% 6.2% 5.5% 0.3% 1.5% 1.6% 2.1% 1.6% 2.4% 3.2% 2.1% 1.0% 2.9% 4.4% 10.2% 10.0% 9.6% 9.8% 9.2% 9.3% 10.1% 8.5% 9.1% 9.1% 9.9% Peer 1 Peer 2 HBAN Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 9.2% 9.1% 9.3% 9.4% 9.6% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Target operating range 9 – 10% Capital Positioning | Building Over the Year Common Equity Tier 1 (CET1) Ratio 7 CET1 Ratio (Reported and Adjusted)(1) CET1 Adjusted AOCI Adjustment(1) CET1 (Reported) (1) Source: Company Disclosures, S&P Global | Calculation: (CET1 + AOCI – CF Hedge in AOCI) / RWA; Exclusion of AOCI adjusted for cash flow hedges on loan portfolio. Peer Group includes CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION

2023 Morgan Stanley US Financials, Payments & CRE Conference Optimizing Loan Growth for Returns 8 Annualized Loan Growth (ADB basis) (1) Calculated from 2010 to 2020 – excludes 2017 due to First Merit acquisition 6.9% 6.0% 10.1% 10.6% 6.6% 5.1% 2010 - 2020 Average 1Q22 2Q22 3Q22 4Q22 1Q23 (1)  Capital allocation guided by maximizing return on equity  Loan optimization began in late 2022 and will continue for the near term with focus on managing to top tier returns inclusive of higher capital outlook Optimizing loan growth for highest return on capital

2023 Morgan Stanley US Financials, Payments & CRE Conference 15% 14% 11% 2% 6%4% 19% 11% 9% 4% 5% Peer 1 Peer 2 HBAN Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Strong Credit Quality | Guided by Aggregate Moderate-to- Low Risk Appetite 9 Top Quartile ACL 1Q23 1.90% Note: S&P Global Market Intelligence and filings. Peer Group includes CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION. CRE – all other Resi Mortgage Mid Market, Corp, Specially Asset Finance Diversified Portfolio Provides Protection Through Economic Cycles Home Equity RV/Marine • Disciplined client selection and underwriting • Consumer Portfolio: • Prime, super-prime focus with ~770 average origination FICOs • Proprietary custom scorecards in key businesses • 95% of book is secured (Resi Mortgage, Home Equity, Auto) • Commercial Portfolio: • Breadth of industry verticals and diverse geographic footprint • Business banking 6% of total and reflects #1 SBA • CRE primarily multi-family and industrial; office < 2% of loans Peer Median 1.48% Auto Other Commercial 56% Consumer 44% Business BankingAuto Floorplan CRE - REIT

2023 Morgan Stanley US Financials, Payments & CRE Conference 2023 Financial Considerations 10  Driving deposit growth through primary bank relationships and deepening  Building capital over the course of the year  Focused on incremental loan growth optimization for returns  Managing through likely higher for longer interest rate scenario  Executing on strategic key fee growth areas  Disciplined expense management, while self-funding critical long-term investments  Continued strong credit quality and trends